                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1


                              Amending Item No. 4*

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event
                         reported): September 3, 1999.




                                 EBONLINEINC.COM
             (Exact Name of Registrant as Specified in Its Charter)




          Nevada                        0-25022                 72-1148906
      (State or Other            (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


           15825 Shady Grove Road, Suite 50, Rockville, Maryland 20850 (Address of Principal Executive Offices, Including Zip Code)



                                  (704)643-8220
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


* The Form 8-K dated September 10, 1999 is being amended to include the former accountant's letter, received by the Registrant on November 10, 1999.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Effective as of September 3, 1999, Stephen M. Siedow, P.C., Registrant's former accountant previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed as such. The decision to change accountants was approved by the board of directors of the Registrant.

                  No  report  of  Stephen  M.  Siedow,  P.C.,  on the  financial statements  of  either  of the  past two  fiscal  years or any subsequent  interim period  contained an adverse  opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years and subsequent interim periods preceding the dismissal of Stephen M. Siedow, P.C., there were no disagreements with Stephen M. Siedow, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stephen M. Siedow, P.C., would have caused it to make reference to the subject matter thereof in connection with its report.

                  Pursuant to Item 304(a)(3), a letter concerning the statements made herein from Stephen M. Siedow, P.C., shall be filed with the Securities and Exchange Commission within 10 business days after the filing of this report or if received by the Registrant from Stephen M. Siedow, P.C., after 10 business days after the filing of this report, then within two business days of receipt of such letter.

                  Effective as of September 3, 1999, Spicer,  Jeffries & Co. has
                  been  engaged  as  the  principal   accountant  to  audit  the
                  Registrant's financial statements.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)   Financial Statements of Business Acquired

                 Not applicable.

           (b)   Pro Forma Financial Information

                 Not applicable.

           (c)   Exhibits

                 The  following  exhibits are included as part of this report:

                 (16) Letter of former accountant, Stephen M. Siedow,
                      P.C., dated as of November 10, 1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                           EBONLINEINC.COM
                                                             (Registrant)




Date: November 12, 1999                    By: /s/ Kevin D. McNeil
                                           -------------------------------------
                                                       (Signature)
                                           Name:  Kevin D. McNeil
                                           Title: Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION


    16 Letter of former accountant, Stephen M. Siedow, P.C., dated as of November 10, 1999.